UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  October 12, 2004


                                  UNICORP, INC.
                                  -------------
              (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                  (State or other jurisdiction of incorporation)



           2-73389                                        75-1764386
           -------                                        ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)



                     3122 White Oak Drive, Houston, TX 77007
                     ---------------------------------------
           (Address of principal executive offices, including zip code)



                                 (713) 869-6286
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 3.03.  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS

On October 12, 2004, Unicorp, Inc. (the "Company") announced that it is completing its previously announced 100-for-1 forward stock split immediately followed by a 1-for-2003 reverse stock split that was approved and effected in July 2001 for shareholders of record, but not with respect to shareholders in street name. The shareholders of record received the forward and reverse splits as of that date but the NASD was not notified to finish the split on all shares held in street name until October 2004. The net effect is a reverse split of 1-for-20 shares of Unicorp common stock held in street name. Unicorp's new symbol post-split will be UCPI and new CUSIP number is 904661 60 0.

The Company issued a press release titled "Unicorp Announces the Completion of Its Previously Announced Forward and Reverse Stock Split." A copy is attached as
Exhibit 99.1


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Unicorp, Inc.



                                         By: /s/ Kevan M. Casey
                                         ----------------------
                                         Kevan M. Casey, Chief Executive Officer



DATE: October 12, 2004


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